TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional Information,

as amended and restated on July 1, 2016 and as further supplemented

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The first sentence of the fourth paragraph found in the “Disclosure of Portfolio Holdings” section under the “Investment Objectives, Policies, Practices and Associated Risk Factors” heading of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The portfolios generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end.

The first and second sentences of the eleventh paragraph found in the “Disclosure of Portfolio Holdings” section under the “Investment Objectives, Policies, Practices and Associated Risk Factors” heading of the Statement of Additional Information are deleted in their entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (“JPMIM”), as sub-adviser to certain asset allocation portfolios receives portfolio holdings information to assist in the selection of underlying funds for those asset allocation portfolios. JPMIM may utilize this information solely in selection of underlying funds and will not use the information to trade individual securities or instruments, and has signed a confidentiality agreement.

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Transamerica Aegon Government Money Market VP

The third and fourth paragraphs found in the “The Investment Manager – Expense Limitation” section under the “Investment Management and Other Services” heading of the Statement of Additional Information are deleted in their entirety and replaced with the following:

In addition, TAM or any of its affiliates, on a voluntary basis and in addition to any contractual waivers in effect from time to time, have agreed to waive fees and/or reimburse expenses of one or more classes of Transamerica Aegon Government Money Market VP to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM or its affiliates are entitled to reimbursement by the portfolio of any amounts so waived or reimbursed during the previous 36 months. Any such reimbursement shall not result in the portfolio’s effective daily yield to be negative. There is no guarantee that Transamerica Aegon Government Money Market VP will be able to prevent a negative yield.

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Investors Should Retain this Supplement for Future Reference

September 30, 2016